                                                                  Exhibit 10(nn)


THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER PROVISIONS OF THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF ANY EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE WARRANT OR THE OTHER SECURITIES.

        WARRANT TO PURCHASE ______________ (__________) SHARES OF COMMON

                           STOCK OF ORGANOGENESIS INC.

Warrant No. [0101]                                   Void After October 14, 2004

                   ------------------------------------------

         THIS CERTIFIES THAT, for value received, ________________ of ________________ ("__________"), or assigns (________ or such assigns who may be the registered holder or holders hereof, are hereinafter referred to as the "Holder"), is entitled to subscribe for and purchase _____________ (________) shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 5 hereof, hereinafter, the "Shares") of ORGANOGENESIS INC., a Delaware corporation (hereinafter, the "Company"), at the price of $10.00 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 5 hereof is herein referred to as the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock, $.01 par value per share, and any stock into which such Common Stock may hereafter be exchanged.

         1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time or from time to time prior to 5:00 p.m., eastern time, on October 14, 2004.

         2. Vesting Schedule. This Warrant shall become vested and exercisable with respect to the following number of Shares according to the timetable set forth below:



                             Percentage of Shares Becoming      Cumulative Percentage
                                Available for Exercise                Available
                             -----------------------------      ---------------------
Before December 31, 1999                 0%                              0%
On and after December 31, 1999          100%                            100%

         3. Method of Exercise; Payment; Issuance of New Warrant.

          (a) Subject to the terms hereof, the purchase right represented by this Warrant may be exercised by the Holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, pursuant to Section 3(b) below, of an amount equal to then applicable Exercise Price per share multiplied by the number of Shares then being purchased. A certificate for the Shares purchased shall be delivered to the Holder hereof within 30 days of the date of exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the unexercised portion shall also be issued to the Holder hereof within such 30 day period.

          (b) Method of Payment. Payment shall be made (i) by check made payable to the Company, or (ii) by wire transfer in accordance with the Company's written instructions, or (iii) as follows: the Holder may elect to receive, without the payment by the Holder of any additional consideration, Shares equal to the value of this Warrant by the surrender of this Warrant (or such portion then being exercised) to the Company at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Shares of Common Stock as is computed using the following formula:

                               WS = SP x (FMV-EP)
                                    ------------
                                        FMV

Where             WS =   the number of shares of Common Stock to be
                         issued to the Holder pursuant to this Section 3;

                  SP =   the number of shares purchasable under
                         this Warrant or, if only a portion of the Warrant is being exercised, the portion of this Warrant being exercised (at the date of the formula is calculated) of which the net issue election is made pursuant to this
                         Section 3;

                  FM =   the fair market value of one share of
                         Common Stock, which value shall be equal to the closing price for one share of Common Stock as reported by the American Stock Exchange (or such other exchange on which shares of Common Stock may then be listed), on the business immediately preceding the day that the net issue election is made pursuant to this Section 3; and

                  EP =   the Exercise Price in effect under this
                         Warrant at the time the net issue election is made pursuant to this Section 3.

          (c) The Company shall pay all expenses and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 3, except that, in case such stock certificate or certificates shall be registered in a name or names other than the name of the registered Holder, funds sufficient to pay all stock transfer taxes, which shall be payable upon the execution and delivery of such stock certificate or certificates, shall be paid by the Holder to the Company at the time this Warrant is surrendered as mentioned in Section 3(a) above.

         4. Stock Fully Paid; Reservation of Shares. All Shares which may be issued pursuant to this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restriction on transfer provided for herein or under applicable federal and state securities laws. While this Warrant is outstanding, the Company shall at all times have authorized, and reserved for the purpose of the issue pursuant to this Warrant, a sufficient number of shares of the Common Stock to provide for the exercise of the purchase right represented by this Warrant.

         5. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reorganizations and Reclassifications. If there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a split, subdivision or combination as provided for in
Section 5(c) below), then, as part of any such reorganization or reclassification, lawful provision shall be made so that the Holder shall have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization or reclassification, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In case of any such capital reorganization or reclassification of the Common Stock, the Company shall execute and deliver a new Warrant in exchange for this Warrant which shall provide the Holder the right, upon exercise, to receive, the kind and amount of shares of stock, or other securities or property to which the Holder is entitled to receive by virtue of the immediately preceding sentence. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder such that the provisions set forth in this Section 5 (including provisions with respect to adjustment of the Exercise Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

          (b) Merger, Consolidation or Sale of Assets. If there shall be a merger or consolidation of the Company with or into another corporation (other than a merger or reorganization involving only a change in the state of incorporation of the Company or the acquisition by the Company of other businesses where the Company survives as a going concern), or the sale of all or substantially all of the Company's capital stock or assets to any other person, then as a part of such transaction, provision shall be made so that the Holder shall thereafter be entitled to receive the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from the merger, consolidation or sale, to which the Holder would have been entitled if the Holder had exercised its rights pursuant to the Warrant immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 to the end that the provisions of this Section 5 shall be applicable after that event in as nearly equivalent a manner as may be practicable.

          (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding shall split, subdivide or combine its Common Stock, the Exercise Price shall be proportionately decreased in the case of a split or subdivision and proportionately increased in the case of a combination.

          (d) Stock Dividends. If the Company at any time while this Warrant is outstanding shall pay a dividend with respect to the Common Stock payable in, or make any other distribution with respect to the Common Stock (except any distribution specifically provided for in Section 5(a), 5(b) or 5(c) above) of, shares of the Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction
(i) the numerator of which shall be the total number of the Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the Common Stock outstanding immediately after such dividend or distribution.

          (e) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and (ii) the denominator of which shall be the Exercise Price immediately after such adjustment.

         6. Transferability. The Holder hereby acknowledges that neither this Warrant nor any of the securities that may be acquired upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state. The Holder acknowledges that, upon exercise of this Warrant, the securities to be issued upon such exercise may come under applicable federal and state securities (or other) laws requiring registration, qualification or approval of governmental authorities before such securities may be validly issued or delivered upon notice of such exercise. Except as otherwise expressly provided in Section 7 hereof, the Company's sole obligation to any Holder upon exercise hereof shall be to use its best efforts to obtain exemptions from registration or qualification for the issuance of such securities under applicable state and federal securities (or other) laws, and the Holder further agrees that the issuance of such securities shall be deferred until such exemptions shall have been obtained. With respect to any such securities, this Warrant may not be exercised by, and securities shall not be issued to, any Holder in any state in which such exercise would be unlawful. The Holder agrees that the Company may place such legend or legends on certificates representing securities issued upon exercise of this Warrant as the Company may reasonably deem necessary to comply with applicable state and federal securities laws for the issuance of such securities. The provisions of this Section shall apply to the transfer of this Warrant and the shares of Common Stock purchasable upon exercise of this Warrant.

         7. Registration Right.

          (a) "Piggy-Back" Rights. If the Company shall determine to register for its own account or the account of others under the Securities Act (including
(1) in connection with a public offering by the Company or (ii) a demand for registration made by any stockholder(s) of the Company entitled to demand such registration) any of its shares of Common Stock (other than on Form S-4 or Form S-8 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of an entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans), it shall send to the Holder written notice of such determination and if, within 30 days after the mailing of such notice, the Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Shares such Holder requests to be registered. The Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 7 without any obligation to the Holder.

          (b) Underwritten Offerings. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to this Section. In such event, the right of the Holder to registration pursuant to this Section shall be conditioned upon the Holder's participation in such underwriting and the inclusion of such Holder's Shares in the underwriting to the extent provided herein. The Holder intending to distribute Shares through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company or the stockholders effecting such registration.

          (c) Limitation on Number of Shares Included in Registration Statement. Notwithstanding any other provision of this Section, if the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement as to which the Holder has elected to exercise the piggy-back rights granted pursuant to this Section because in such underwriter's reasonable judgment, such limitation is necessary to effect an orderly public distribution, the number of shares to be included in the underwriting or registration shall be allocated as set forth in subsection (d) below. If the Holder does not agree to the terms of any such customary underwriting agreement, such the Holder shall be excluded therefrom by written notice from the Company or the underwriter. Any Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (d) Cut-backs in "Piggy-Back" Registrations. For purposes of this Section, in any circumstance in which all of the Shares and other shares of Common Stock or other securities of the Company (including shares of Common Stock issued or issuable upon conversion of any outstanding securities of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of other selling securityholders cannot be so included as a result of limitations of the aggregate number of Shares and Other

Shares that may be so included, the number of Shares and Other Shares that may be so included shall be allocated first to the Company for securities being sold for its own account, or if such registration is a demand registration initiated by the Company on behalf of any other holders of demand registration rights, (i) first to such securityholders pro raw based upon their total ownership of the aggregate number of shares requested to be included in such registration by the holders of demand registration rights, (ii) second to all holders of the Common Stock, including the Holder, who timely exercised their piggy-back registration rights pro rata based upon their total ownership of the aggregate number of shares requested to be included in such registration by the holders of piggy-back registration rights and (ii) thereafter to the Company for securities being sold for its own account. The Company shall not limit the number of Shares to be included in a registration pursuant to this Warrant in order to include shares held by stockholders with no registration rights.

         8. Notice of Adjustments. Whenever any Exercise Price shall be adjusted pursuant to Section 5 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price or Exercise Prices after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

         9. Fractional Shares. No fractional shares of the Common Stock shall be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

         10. Prior Notice of Certain Events. The Company shall give the Holder of this Warrant prior written notice of any of the following transactions: (a) any consolidation, merger or other corporate reorganization involving the Company; (b) any transaction or series of related transactions by the Company in which in excess of 50% of the Company's voting power is transferred; (c) any reclassification of the Common Stock; or (d) a sale of all or substantially all of the assets of the Company. Such notice shall be given to the Holder not later than the earlier of (x) 20 days prior to the consummation of the transaction, or
(y) 15 days prior to the record date for shareholders entitled to vote on or participate in the transaction. Such notice shall provide the Holder with a description of the transaction. The Holder may, by so stating in its notice of exercise, make any exercise of its rights under this Warrant to purchase Shares for the Exercise Price effective immediately prior to but conditional upon, the consummation of any such transaction.

         11. No Rights of Shareholders. No Holder of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein. Immediately upon any exercise of this Warrant, and without waiting for the certificates for such Shares to be issued and delivered, the Holder shall be deemed to be the record holder of, and to have all rights of a shareholder with respect to, the Shares issuable upon such exercise.

         12. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by telecopier, facsimile machine or telex to such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

         13. Transfer. Subject to the provisions of this Warrant, including without limitation the provisions of Section 6 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the registered Holder thereof in person or by a duly authorized attorney, upon surrender of this Warrant together with an Assignment in the form attached hereto as Exhibit B properly endorsed. Until transfer hereof on the registration books of the Company, the Company may treat the registered Holder hereof as the owner hereof for all purposes. Any transferee of this Warrant and the rights hereunder, by acceptance thereof, agrees to be bound by all of the terms and provisions of this Warrant and to assume all of the obligations of a Holder hereunder.

         14. Miscellaneous. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the fullest extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, a waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements. This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of The Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of this 10th day of October, 2000.

                                            ORGANOGENESIS INC.

                                            By: /s/ Philip M. Laughlin
                                                -----------------------------
                                                Philip M. Laughlin, President

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:      ORGANOGENESIS INC.
         150 Dan Road
         Canton, Massachusetts 02021

1. The undersigned hereby irrevocably elects to purchase ____________ Shares of the Common Stock of ORGANOGENESIS INC. pursuant to the terms and conditions of the attached Warrant, and either

          (a) tenders herewith the Exercise Price in the amount of $_______ in full payment of such Shares,

                                       OR

          (b) elects to utilize the "net issue election" method of exercise provided under subsection 3(b)(iii) of the attached Warrant, in which case the calculation of the number of Shares to be issued to the Holder shall be determined in accordance with the formula set forth in subsection 3(b)(iii) of the attached Warrant, where

               WS = SP x (FMV-EP) results in issuance of Shares of Common Stock
               -----------------
                    FMV

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the attached Warrant.

2. Please issue a certificate or certificates representing said shares of the Common Stock in the name of the undersigned or in such other name as is specified below:

                          ----------------------------
                                     (Name)

                          ----------------------------
                                     (Name)

                          ----------------------------
                                     (Name)

3. The undersigned represents that the aforesaid shares of the Common Stock are being acquired solely for the undersigned's own account (or a trust account if the holder is a trust) and not as a nominee for any other party, for investment only and not with a view toward the resale or distribution thereof and that the undersigned has no present intention of reselling, granting any participation in or otherwise distributing such shares.

Date:____________________      By:_______________________________________
                                (Signature must conform in all respects to
                                 name of Holder as specified on the face of
                                 the Warrant)

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

         The undersigned holder of this Warrant hereby sells, assigns and transfers to ______________________________ all of the rights of the undersigned under this Warrant with respect to ____________________________________) shares of the Common Stock of ORGANOGENESIS INC. and requests that a new Warrant of like tenor evidencing this assignment be issued and delivered to
____________________________________ with an address at
______________________________________________________.

                              By:__________________________
                              (Signature must conform in all respects to name of
                               Holder as specified on the face of the Warrant)




                                      B-1